SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report :  May 20, 1998

(Date of earliest event reported)

Commission File No.:  33-80625

                         NationsLink Funding Corporation
                   Commercial Mortgage Pass- Through Certificates
                                Series 1998-1
                (Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

Pending
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
7485 New Horizon Way
Frederick, Maryland                                                   21703
(Address of principal executive offices)                         (Zip Code)


(301) 696-7900
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On May 20, 1998 a distribution was made to holders of NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)  Monthly  report   distributed  to  holders  of  Commercial   Mortgage
     Pass-Through Certificates, Series 1998-1, relating to the May 20, 1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NationsLink Funding Corporation
                   Commercial Mortgage Pass- Through Certificates
                                Series 1998-1

June 1, 1998        by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                INDEX TO EXHIBITS



Exhibit Number                       Description

EX-99.1  Monthly   report   distributed   to  holders  of  Commercial   Mortgage
     Pass-Through Certificates, Series 1998-1, relating to the May 20, 1998 distribution